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                               EXHIBIT 23(b)



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 20, 1997, included in Old Kent Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                              /S/ARTHUR ANDERSEN LLP

                              ARTHUR ANDERSEN LLP

Chicago, Illinois
October 30, 1997